RESEARCH & DEVELOPMENT DAY DAY 2 – June 29, 2021 | 9:00 AM – 12:00 PM CT  Bringing New Cures to Life Exhibit 99.1

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Introductions RA Session II President, Founder & CEO

TSHA-104 for SURF1-Associated Leigh Syndrome TSHA-104 SURF1 deficiency Steven Gray, PhD Chief Scientific Advisor, UTSW Gene Therapy Program Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

TSHA-104
SURF1 deficiency

SURF1 deficiency is the most common cause of Leigh syndrome

- A monogenic mitochondrial disorder
- Most common cause of cytochrome c oxidase deficient Leigh syndrome
- Leigh syndrome – severe neurological disorder that presents in the first year of life
  - Initially often presents with gastrointestinal symptoms
  - Progressive loss of mental and movement abilities, often regression is episodic in nature
  - Can result in death within two to three years
  - ~10-15% have SURF1 mutation
- No approved therapies
- Estimated prevalence of SURF1 deficiency is 300 to 400 patients (US+EU)



hSURF1
Cyt C
Cyt C
4H+
inner mitochondrial membrane
COX1
IV
4H+ + 1/2O2
H2O
Nucleus
mRNA
hSURF1

5

SURF1 deficiency – the most challenging symptoms as reported by families and caregivers

TSHA-104
SURF1 deficiency

Movement and motor skills (8 caregivers)

- Loss of balance (x4)
- Tremors (x4)
- Crawling (x2)
- Inability to walk
- Reaching
- Dystonia and chorea

Nearly all caregivers cited a symptom related to movement; however, the specific symptom varied greatly based on the disease progression, the child's interests, and age. For example, interests in drawing, writing, or school caused tremors to top the list.

Feeding/nutrition (6 caregivers)

- Failure to thrive (x3)
- Feeding issues (x2)
- Swallowing issues (x2)
- Constipation (x2)
- Vomiting

Several caregivers mentioned a symptom related to nutrition and/or strength. Nutrition was seen as the root of other issues and caregivers felt improvements there could mean improvements in overall strength and other symptoms.

Strength (6 caregivers)

- Muscle weakness (x4)
- Inability to sit (x3)
- Head and trunk control (x2)
- Inability to stand

Vision (4 caregivers)

- Nystagmus (x4)
- Strabismus (x2)

Breathing (3 caregivers)

- Breathing issues (x3)

While breathing issues were only experienced by a few, if children experienced breathing issues they most certainly topped the list.

Speech (3 caregivers)

- Speech (x3)

Other

- Sleep issues (x2)
- Scoliosis

Caregiver insights generated through workgroup

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SURF1 deficiency natural history study – Initial symptoms Review of 44 cases with SURF1 deficiency Median age for first symptom onset was 9.5 months (range 0–60 months); majority presented in the first year (32/44, 73%) Most frequently noted initial symptoms included poor feeding/vomiting (frequently attributed to gastroesophageal reflux) and poor weight gain Neonatal period uneventful in majority of patients (41/44, 93%) Most (26/44, 59%) presented with combination of GI symptoms, poor weight gain and hypotonia Developmental regression (loss of cognitive or motor skills) was initial symptom in 3/44 (7%) patients Wedatilake et al. Orphanet J Rare Dis 2013 TSHA-104 SURF1 deficiency Initial symptoms Number of patients (%) Age range of initial presentation (months) poor feeding/vomiting 20 (46) 0-24 poor weight gain 19 (43) 1.5-20 developmental delay 10 (23) 9-51 hypotonia 9 (21) 0-10 movement disorder 3 (7) 10-24 developmental regression 3 (7) 10-18 ataxia 2 (5) 14-60 Initial symptoms in 44 patients with SURF1 deficiency

SURF1 deficiency natural history study – Major clinical features

TSHA-104
SURF1 deficiency

- Symptoms occurring in ~80%+: vomiting/feeding problems, growth failure, hypotonia, developmental delay and respiratory failure.
- Median time to onset of most symptoms was 1-2 years



Vomiting or feeding problems (89%)
Growth failure (95%)
Hypotonia (93%)
Developmental delay (88%)
Developmental regression (71%)
Gait ataxia (49%)
Movement disorder (52%)
Nystagmus (60%)
Ophthalmoplegia (52%)
Respiratory failure (78%)
0 1 2 3 4 5 6 7 8 9 10 11
Age (years)

Clinical features in 44 patients with SURF1 deficiency. The x axis indicates the age of onset (years) and the y axis indicates the clinical features. Percentages denote the proportion of patients with a given clinical feature, and box-and-whisker plots show the age of onset. The median age of onset is indicated by the vertical line within the boxes. Boxes represent upper and lower quartiles, whiskers represent extreme values, and dots represent outliers which are ≥1.5 times the interquartile range from the median. Other less commonly observed features included hypertrichosis (41%), optic atrophy (23%), encephalopathy (20%), seizures (14%) and cardiomyopathy (2%).

Wedatilake et al. *Orphanet J Rare Dis* 2013

8

TSHA-104
SURF1 deficiency

SURF1 deficiency natural history study – Survival

- Among 44 patients with detailed clinical data, 5 were alive at time of writing (ages 2–19 years); current vital status was unknown for 3
- Of the 36 deceased patients with known cause of death, the **cause was central respiratory failure in 29/36 (80%)**
- Seven patients survived beyond 10 years of age
    - Of these, 6 had neurological symptoms such as ataxia and motor developmental delay; of note, GI symptoms were not the prominent presenting feature in these cases. Furthermore, **these six patients also did not experience developmental regression**
- Literature searches identified 98 SURF1-deficient cases with available survival data, which were pooled together with the data from the 44 cases. The Kaplan-Meier analysis compares the survival experience of 142 SURF1-deficient cases to two other groups with LS due to nuclear gene mutations (56 with LRPPRC deficiency and 63 with nuclear-encoded complex I-deficient LS/"Leigh- like" disease)
- **Median survival length for SURF1 deficiency was 5.4 years (25th centile 3.0, 75th centile 10 years)**


Survival Probability
1.00
0.75
0.50
0.25
0.00
Percent survival
SURF1 deficient, n=142
0
5
10
15
20
25
Years
Kaplan-Meier survival curve for SURF1 deficiency
Logrank test p<0.001

Wedatilake et al. *Orphanet J Rare Dis* 2013

9

AAV9 capsid Brain tropism & favorable safety profile TSHA-104 IND/CTA submission expected by YE 2021 Recombinant AAV9 viral vector with engineered transgene encoding the human SURF1 protein Designed to deliver a functional copy of the SURF1 gene Received orphan drug and rare pediatric disease designations TSHA-104 SURF1 deficiency

Slight increase in COX1 activity significantly improved clinical phenotype Of 17 samples, 14 were assayed 8 Leigh syndrome & 6 healthy donors (hets) Severely affected individuals had roughly 50% of normal activity Mildly affected individuals had roughly 58% of normal activity A relatively small difference in activity could have significant clinical consequences Other studies measuring COX activity have shown roughly 20% of normal activity for affected individuals Potential reason – “healthy” donors are heterozygote parents of affected children; this and their age may affect their COX activity. In other studies, healthy children were used for reference TSHA-104 SURF1 deficiency Healthy (Het)

Reduction in COX activity correlated with disease worsening – Patient fibroblast data TSHA-104 SURF1 deficiency Mild Healthy (Het) Severe

Vector transduction efficiency and efficacy – Part I COX activity assay in various tissues RNAScope for hSURF1opt mRNA expression COX content level using MT-CO1 protein as marker TSHA-104 SURF1 deficiency

TSHA-104 increased COX1 activity in brain and muscle in dose-dependent manner in SURF1 KO mice Ling Q et al. ASGCT 2020 TSHA-104 SURF1 deficiency * * Relative Activity * Relative Activity Change in relative COX1 activity * * Relative Activity

Improvement in MT-CO1 abundance 4 weeks post-injection TSHA-104 SURF1 deficiency

Biochemical COX activity correlated with histological COX content level TSHA-104 SURF1 deficiency

Efficacy Part II – Long-term rescue TSHA-104 SURF1 deficiency

TSHA-104 restored elevation of blood lactate on exhaustive exercise in dose-dependent manner in SURF1 KO mice D lactate 10 months Change in lactate (post exhaustion lactate-pre-exhaustion lactate) of mice from all tested groups at 10 months old. Data shown as mean +SEM **p<0.01, ***p<0.001, and ****p<0.0001 **** **** ** *** TSHA-104 SURF1 deficiency

Non-GLP Toxicology in Mice No significant differences detected in viral vector-treated animals 4 weeks post-dosing No severe damages detected in tissue integrity 12 months post-injection, some mild abnormalities mostly due to aging Summary Efficacy in SURF1 KO Mice Effectively induced mRNA expression of hSURF1opt in various brain regions and spinal cord Diminished exhaustive exercise-induced lactic acidosis 9 months post-dosing Partially restored COX content in varies brain regions Partially restored COX activity in brain, liver and muscle IT administration demonstrated benefit GLP Toxicology in Rats Ongoing IND-enabling toxicology study in normal rats TSHA-104 SURF1 deficiency

TSHA-104 Phase 1/2 study design plan

TSHA-104
SURF1 deficiency

Goals and Targets of Trial

Goals

- **Primary** – Safety: clinical and laboratory assessments
- **Secondary** – Efficacy: pathologic, physiologic, functional and clinical markers

Target Recruitment

- Patients will roll in from ongoing prospective natural history study
- Up to 12 subjects, ages 1-18 years old
- Pathogenic confirmation of mutation in SURF1 gene
- All cohorts will be open for accrual concurrently

Product Details and Dose Cohorts



Enables rapid onset and stable expression
Full copy of codon-optimized *hSURF1* gene
scAAV ITR
CBh
hSURF1
AAV ITR
Drive high levels of gene expression
Enables rapid onset and stable expression

Dose Cohorts

- Participants below the age of 4 years will receive a calculated dose based on brain volume
- 5×10^{14} total vg (n=4)

Route and Method of Administration

Administration

- Lumbar Intrathecal Infusion (IT)
- Amount and rate: 1 mL/min for total of 10-12 mL
- Immunosuppression regimen of prednisolone and sirolimus



Cerebrospinal fluid

Technique to Improve Transduction

- Trendelenburg position (15-30°)
- During infusion & 1 hour post infusion



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TSHA-104 study clinical assessments Disease-Specific/Global Assessments Newcastle Paediatric Mitochondrial Disease Scale (NPMDS) Gross Motor Function Measure (GMFM)  Swallowing / Dysphagia Assessment Seizure Diary 100-Meter Walk Test Pediatric Balance Scale (PBS) Head Control Scale Scale for the Assessment and Rating of Ataxia (SARA) Vineland-3 Bayley-III / WPPSI-IV / WISC-IV Communication Assessments Expressive and Receptive One-Word Picture Vocabulary Test (ROWPVT-4, EOWPVT-4) Observer-Reported Communication Ability (ORCA) Biomarkers COX activity COX expression Lactate Pyruvate Quality of Life/Other Assessment Quality of Life Inventory Disability (QI-D) Infant Toddler Quality of Life Questionnaire (ITQOL) PedsQL Scales and Family Impact Module Study Participant Feedback Questionnaire Clinical Global Impression Scale (CGI) Neurological Assessment EEG MRI/MRS TSHA-104 SURF1 deficiency

Anticipated next steps for TSHA-104 TSHA-104 SURF1 deficiency Complete GMP manufacturing using commercial process Submit IND/CTA in 2H 2021 Initiate Phase 1/2 interventional study by YE 2021 Continue enrollment in natural history study Complete IND-enabling toxicology study

Q & A TSHA-104 SURF1 deficiency

TSHA-105 for SLC13A5 Deficiency TSHA-105 SLC13A5 deficiency Rachel Bailey, PhD UTSW Gene Therapy Program Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

SLC13A5 deficiency is a rare autosomal recessive disorder Bi-allelic loss of function in the SLC13A5 gene, resulting in a loss or reduction in citrate transport and aberrant cellular metabolism Patients have impaired motor function, speech production and seizures Signs and symptoms include seizures within a few days of birth, persisting through life, encephalopathy, delayed speech/language development, developmental regression and abnormalities in tooth enamel First-line treatment is anti-seizure medications Estimated prevalence of SLC13A5 deficiency is 1,900 patients in the US and EU Received orphan drug and rare pediatric disease designations Bhutia et al, Molecules 2017 TSHA-105 SLC13A5 deficiency NORMAL SLC13A5 mutation

SLC13A5 involvement in citrate transport Disorder caused by mutations in both copies of the SLC13A5 gene which codes for a sodium dependent citrate transporter (NaCT) SLC13A5 mutations greatly reduce or eliminate citrate transporter activity Citrate is a key metabolite and plays an important role in energy generation pathways in the cells NaCT expressed mainly in liver and brain NaCT can transport other molecules (succinate, alpha-ketoglutarate, and malate) SLC13A5 deficient patients have increased citrate levels in CSF and blood TSHA-105 SLC13A5 deficiency

SLC13A5 deficiency results in persistent seizures and developmental delays Seizures Affected children present with seizures within a few days of birth which persist throughout life Multiple seizure types; Anti-epileptic drugs (phenobarbital, valproate, and acetazolamide) have varying success in controlling seizures Refractory to medication Children can succumb to complications of the seizures Movement Disorder Low muscle tone (hypotonia) and a lack of muscle control or coordination of voluntary movements, such as walking or picking up an object (ataxia) Episodes of body stiffening or weakness (minutes to a few hours) Dystonia & chorea TSHA-105 SLC13A5 deficiency Yang et al. Child Neurology Open 2020 Developmental Delay Intellectual disability and global developmental delay Limited to no speech production, but have receptive language Limited and slow motor progress with problems standing or walking independently Biomarkers Nearly all children have abnormal tooth enamel Brain MRIs appear normal or have subtle changes in the white matter EEGs have a relatively well-preserved background for age, even in the face of frequent seizures Elevated citrate levels in blood, urine and CSF No currently approved therapies Patients require constant supervision and care

TSHA-105 currently in IND/CTA-enabling studies Self-complementary AAV9 expressing human SLC13A5 protein under the control of a ubiquitous promoter Delivered intrathecally Currently in IND/CTA-enabling studies TSHA-105 SLC13A5 deficiency AAV9 capsid CNS tropism & favorable safety profile scAAV ITR Codon-optimized hSLC13A5 UsP AAV ITR Drives ubiquitous expression Enables rapid onset and stable expression Full copy of codon-optimized hSLC13A5

TSHA-105 decreased plasma citrate levels in 3-month old SLC13A5 KO mice Bailey, R. 2020 TSHA-105 SLC13A5 deficiency 0.0 0.6 0.8 0.4 0.2 WT KO Citrate (mM) * KO + AAV9 CSF KO Veh ** Months Post-injection 0.0 0.6 0.8 0.4 0.2 Citrate (mM)

TSHA-105 improved EEG activity in 3-month old SLC13A5 KO mice TSHA-105 SLC13A5 deficiency Bailey, R. 2020 WT + Vehicle KO + Vehicle KO + TSHA-105 CSF CSF Dark Cycle

PTZ - pentylenetetrazol TSHA-105 SLC13A5 deficiency Bailey, R. 2020 Seizure Severity Death KO + Vehicle (n=9) KO + TSHA-105 CSF (n=6) WT + Vehicle (n=8)

Moving TSHA-105 towards clinical study – Clinical considerations

TSHA-105
SLC13A5 deficiency

- TSHA-105 has received US orphan drug and rare pediatric disease designations
- Currently conducting IND/CTA-enabling studies for the TSHA-105 program
- Patients will roll in from ongoing prospective natural history study
- Current clinical trial considerations:

Considerations for the TSHA-105 Phase 1/2 first-in-human study		
Study design	• Open-label, randomized, dose-escalation study of the safety, tolerability and preliminary efficacy of TSHA-105 in the treatment of epileptic encephalopathy caused by SLC13A5 deficiency • CSF dosing in children	
Clinical assessments	**Disease-Specific/Global Assessments** • CHOP-INTEND • Peabody Developmental Motor Scale • Bayley Scales of Infant Development • Developmental quotient score • Clinical global impression of improvement (CGI-I) • Quality of Life scales **Communication Assessments** • Observer-reported communication ability (ORCA) **Imaging** • MRI of Brain	**Biomarkers** • Citrate levels in plasma, urine, and CSF **Seizure Monitoring** • Seizure frequency • Incidence of status epilepticus • EEG • Ratio of slow wave activity (SWA) during first hour of non rapid eye movement (NREM) sleep (measured by interictal EEG)

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Anticipated next steps for TSHA-105 TSHA-105 SLC13A5 deficiency Complete GMP manufacturing using commercial process Pre-IND/CTA meeting anticipated 2H 2021 Continue enrollment in natural history study Complete IND-enabling preclinical work

Q & A TSHA-105 SLC13A5 deficiency

TSHA-103 for SLC6A1 Haploinsufficiency Disorder TSHA-103 SLC6A1 Steven Gray, PhD Chief Scientific Advisor, UTSW Gene Therapy Program Kim Goodspeed, MD UTSW Gene Therapy Program

SLC6A1 haploinsufficiency disorder results in persistent seizures and developmental delays Autosomal dominant genetic disorder characterized by the loss of function of one copy of the SLC6A1 gene SLC6A1 encodes the GABA transporter protein type 1 (GAT1), which is responsible for the reuptake of GABA into presynaptic neurons and glia Clinical manifestations include epilepsy, developmental delays, including mild or moderate intellectual disability, ataxia and autism No approved therapies Estimated prevalence of SLC6A1 haploinsufficiency disorder is 17,000 patients in the US and EU TSHA-103 SLC6A1

SLC6A1 Patient Video CONFIDENTIAL

SLC6A1 Patient Video

TSHA-103
SLC6A1

SLC6A1 haploinsufficiency disorder results in persistent seizures and developmental delays

- Based on review of 116 cases, developmental abilities are variable from mild learning disability to severe developmental delay or intellectual disability
- Initial cases highlighted myoclonic-atonic seizures; however, absence or atypical absence seizures are the most prevalent seizure semiology


Cognitive level vs seizure (bsz=43/asz=55)
Before seizure onset
After seizure onset
Number of patients
0
20
40
60
Normal
Learning dishability
Unspecified DD
Mild DD/ID
Moderate DD/ID
Severe DD/ID
Not available


Seizure semiology (n=56)
Number of patients
0
10
20
30
Absence/atypical absence
Atonic
Myoclonic
Generalized tonic-clonic
Eyelid myoclonia
Focal
Non-convulsive status

Goodspeed K et al. *Brain Comm* 2020

Qualitative EEG findings demonstrated abnormalities with generalized epileptiform discharges being the most prevalent TSHA-103 SLC6A1 Goodspeed K et al. Brain Comm 2020

SLC6A1 haploinsufficiency disorder results in persistent seizures and developmental delays Vineland Adaptive Behavior Scale demonstrates deficits across all four domains Autism spectrum disorder questionnaires demonstrate elevated scores, with higher scores on the Social Responsiveness Scale Manuscript in review, 2021 TSHA-103 SLC6A1

TSHA-103 in IND/CTA-enabling studies Self-complementary AAV9 viral vector designed to deliver a functional copy of hSLC6A1 Proof-of-concept demonstrated in knockout SLC6A1 mouse model Delivered intrathecally Received orphan drug and rare pediatric disease designations Currently in IND/CTA-enabling studies AAV9 capsid CNS tropism & favorable safety profile TSHA-103 SLC6A1

TSHA-103
SLC6A1

SLC6A1 KO mouse phenotype

Decreased body weight

Tremor

Hindlimb clasping

Rotarod
- Poor motor coordination

Open Field
- Anxious behavior

Nest building
- Decreased nest building score = autism-like phenotype

Context fear conditioning
- Poor learning and memory

Abnormal EEG
- Absence seizure-like activity

43

TSHA-103 SLC6A1

Neonatal ICV administration of TSHA-103 rescued abnormal EEG in SLC6A1 KO and heterozygous mouse models *** N= 9 9 N= 8 5 ** TSHA-103 SLC6A1 Treated Treated

Anticipated next steps for TSHA-103 TSHA-103 SLC6A1 Animal proof-of-concept achieved in KO mouse model Evaluate dose response and age response & finalize dose from pharmacology Natural history study initiated by patient advocacy foundation Interventional trial protocol development underway

Q & A TSHA-103 SLC6A1

TSHA-112 for Adult Polyglucosan Body Disease TSHA-112 APBD Berge Minassian, MD Chief Scientific Advisor, UTSW Gene Therapy Program Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

Adult polyglucosan body disease (APBD) Caused by a mutation in the GBE1 gene, responsible for the creation of branches during glycogen synthesis Reduction in glycogen synthesis yields elongated glycogen changes that form poorly soluble aggregates in the liver, muscle and CNS Prime of life disease, with onset between 40-50 years Signs and symptoms include sensory loss in the legs, progressive muscle weakness, gait disturbances, mild cognitive impairment and urinary difficulties Often misdiagnosed as multiple sclerosis No approved therapies Estimated prevalence of APBD is 10,000 patients (US+EU) TSHA-112 APBD GBE

TSHA-112 expected to advance in IND/CTA-enabling studies in 2021 Recombinant AAV9 viral vector designed for miRNA-mediated knockdown of the GYS1 gene to treat APBD Self-complementary AAV capsid (scAAV) for rapid activation and stable expression CBh promoter drives high levels of expression Currently in IND/CTA-enabling study AAV9 capsid Brain tropism & favorable safety profile TSHA-112 APBD

TSHA-112 reduced GYS1 expression in the APBD KO model TSHA-112 APBD PBS miRNA 0.0 0.2 0.4 0.6 0.8 1.0 * Relative Expression of GYS1 PBS miRNA GYS1 GFP SatinFree miRNA PBS

TSHA-112 decreased polyglucosan body formation in mice hippocampus

TSHA-112
APBD


**
8
6
4
2
0
PB% in Hippocampus
miRNA
PBS

TSHA-112 decreased polyglucosan body formation in the hippocampus

52

Anticipated next steps for TSHA-112 TSHA-112 APBD Animal proof-of-concept achieved in KO mouse model Evaluate dose response and age response & finalize dose from pharmacology Interventional trial protocol development underway

Q & A TSHA-112 APBD

TSHA-111 for Lafora Disease TSHA-111 Lafora disease Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D Berge Minassian, MD Chief Scientific Advisor, UTSW Gene Therapy Program

Lafora disease is a progressive and fatal neurodegenerative disorder Inherited, severe form of progressive myoclonus epilepsy Caused by loss of function mutations in the EPM2A (laforin) or EPM2B (malin) genes responsible for glycogen metabolism Absence of laforin or malin results in aggregates of polyglucosans or abnormally shaped glycogen molecules known as Lafora bodies Signs and symptoms include recurrent epileptic seizures in late childhood or adolescence, difficulty walking, muscle spasms and dementia Fatal within 10 years of onset No approved therapies Estimated prevalence of Lafora disease is 700 patients (US+EU) TSHA-111 Lafora disease

Examples of polyglucosan bodies TSHA-112 APBD

TSHA-111 Lafora disease

Chelsea after Lafora disease diagnosis TSHA-111 Lafora disease

Lafora Patient Video

TSHA-111-LAFORIN and TSHA-111-MALIN, miRNA approaches Recombinant AAV9 viral vector designed for miRNA-mediated knockdown of the GYS1 gene GYS1 knockdown designed to reduce Lafora bodies and improve clinical condition Self-complementary AAV capsid (scAAV) for rapid activation and stable expression CBh promoter drives high levels of expression Currently in IND/CTA-enabling studies AAV9 capsid Brain tropism & favorable safety profile TSHA-111 Lafora disease

TSHA-111-LAFORIN and TSHA-111-MALIN reduced GYS1 expression in the laforin and malin KO models

TSHA-111
Lafora disease



laforin knockout model
PBS
miRNA
GYS1
GFP
SatinFree
laforin
Relative Expression of GYS1
1.0
0.8
0.6
0.4
0.2
0.0
PBS
miRNA



malin knockout model
PBS
miRNA
GYS1
GFP
SatinFree
malin
Relative Expression of GYS1
1.0
0.8
0.6
0.4
0.2
0.0
PBS
miRNA

62

TSHA-111-LAFORIN and TSHA-111-MALIN decreased Lafora body formation in mice brain

TSHA-111
Lafora disease


Knockdown of GYS1 decreased lafora bodies
laforin
***
LB % in Hippocampus
8
6
4
2
0
miRNA
PBS
malin
*
LB % in Hippocampus
8
6
4
2
0
miRNA
PBS

63

Anticipated next steps for TSHA-111-LAFORIN and TSHA-111-MALIN TSHA-111 Lafora disease Animal proof-of-concept achieved in KO mouse model Evaluate dose response and age response & finalize dose from pharmacology Interventional trial protocol development underway

Q & A TSHA-111 Lafora disease

TSHA-113 for Tauopathies TSHA-113 MAPT Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D Rachel Bailey, PhD UTSW Gene Therapy Program

TSHA-113
MAPT

Tauopathies – Microtubule associated Protein Tau (MAPT)

- Tauopathies are characterized by the accumulation of toxic tau protein in the brain that results in widespread neuronal dysfunction and loss
- Tau accumulation is thought to underpin several neurodegenerative diseases, including Alzheimer's, frontotemporal dementia (FTD), progressive supranuclear palsy, corticobasal degeneration, chronic traumatic encephalopathy and parkinsonism linked to chromosome 17
- Tau isoforms are expressed in the central and peripheral nervous systems
- Estimated prevalence of 13,000 patients with MAPT-FTD, PSP, CBD in the US and EU
- Estimated 6.2 million Americans and 7.8 million Europeans are living with Alzheimer's disease


A
B
C
L
R

Mayo Clinic Proceedings 2017 921291-1303DOI: (10.1016/j.mayocp.2017.04.016)

FTD – frontotemporal dementia; PSP – progressive supranuclear palsy; CBD – corticobasal degeneration

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TSHA-113
MAPT

TSHA-113 in preclinical development

- Self-complementary AAV9 viral vector for rapid activation and stable expression
- Utilizes AAV-mediated gene silencing to deliver life-long reduction of tau protein levels in neurons following administration of a single dose
- U6 promoter drives ubiquitous expression
- Currently in preclinical development


AAV9 capsid
CNS tropism & favorable safety profile
Enables rapid onset and stable expression
miRNA knockdown of tau
scAAV ITR
U6
Anti-tau-miRNA
AAV ITR
Drives ubiquitous expression

68

Our approach to treat MAPT We are employing tau-specific miRNA shuttles that have been designed to target mRNA for all six isoforms of tau found in the human brain and/or mouse brain TSHA-113 MAPT

TSHA-113
MAPT

Primary screen of human tau miRNA candidates


Human MAPT Knockdown
Relative Renilla/Firefly
2.0
1.5
1.0
0.5
0.0
Scr
hTau1i
hTau2i
hTau3i
hTau4i
hTau5i
hTau6i
hTau7i
hTau8i
hTau9i
hTau10i
HumanTau miRNA Candidates

Secondary screening of top candidates:
hTau4i, hTau5i, and hTau7i

Scr = scrambled tau miRNA; hTau = human-specific tau miRNA

70

TSHA-113 reduced tau expression TSHA-113 MAPT hTau4i hTau5i miRNA Shuttles hTau7i

Tau mice dosed with TSHA-113 demonstrated function and GFP expression in neurons and glia TSHA-113 MAPT scAAV9/Tau5i-CBh-GFP Vehicle Relative hMAPT/GAPDH 0.0 0.5 1.0 1.5 * hTau5i Vehicle GFP Phospho-Tau

Anticipated next steps for TSHA-113 TSHA-113 MAPT Animal proof-of-concept achieved in KO mouse model Evaluate dose response and age response & finalize dose from pharmacology Interventional trial protocol development underway

Q & A TSHA-113 MAPT

TSHA-106 for Angelman Syndrome TSHA-106 Angelman Syndrome Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

Angelman syndrome is a rare, neurogenic disorder due to genomic imprinting

TSHA-106
Angelman Syndrome

- Caused by a deletion or loss of function of the maternally inherited allele of the *UBE3A* gene resulting in loss of the UBE3Q protein expression in neurons and abnormal communications between neurons
- Maternal-specific inheritance pattern due to genomic imprinting of *UBE3A* in neurons
- Maternal UBE3Q allele is expressed; paternal allele is silenced by a long non-coding RNA, UBE3A antisense transcript, or UBE3A-ATS
- There are no signs of Angelman syndrome at birth. The disorder is typically diagnosed at 6 to 12 months..
- Signs and symptoms include developmental delay, severe impairments in behavior, motor function, communication and sleep, as well as intellectual disability, debilitating seizures and ataxia
  - Frequent smiling and laughter (happy puppet syndrome)
  - Feeding issues, no speech or minimal speech
  - Abnormal sleep-cycles and diminished need for sleep
  - Seizures may begin at 2 to 3 years
- Normal lifespan but unable to live independently
- The estimated prevalence of Angelman syndrome is 55,000 patients (US+EU)



a Normal mice
Glutamate receptor
Arc
Ube3A
Ephexin-5
Ube3A
Ubiquitin chain
Proteasome
Degraded proteins
Inactive RhoA
b Ube3A-deficient mice
Arc
Arc
Arc
Ephexin-5
Ephexin-5
Ephexin-5
Inactive RhoA
Active RhoA
Dendritic spine

UPD – Uniparental disomy

Scheiffele, P. et al. *Nature* 2010

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Current treatment for Angelman syndrome TSHA-106 Angelman Syndrome There is no cure for Angelman syndrome.  Current treatment focuses on managing the medical and developmental issues. Anti-seizure medication to control seizures Physical therapy to help with walking and movement problems Communication therapy, which may include sign language and picture communication Behavior therapy to help overcome hyperactivity and a short attention span and to aid in development

Molecular pathology of Angelman syndrome UBE3A, an E3 ligase in the ubiquitin-proteasomal system, plays important roles in brain development and normal function UBE3A conjugates polyubiquitin chains to specific lysine residues in its substrates, regulating the expression and function of these proteins Deletion or loss-of-function mutations of the maternally inherited allele of UBE3A result in Angelman syndrome while maternal duplication or triplication of the chromosome 15q11–13 region is associated with autism spectrum disorder Impairments in ubiquitin-mediated protein degradation can lead to deficits in neuronal development and the maintenance of synaptic connections The ubiquitination process TSHA-106 Angelman Syndrome

TSHA-106
Angelman Syndrome

Role of UBE3A in brain development

Function of UBE3A	Target of UBE3A	Function of Target	(Expected) Phenotypes
Coactivator of the estrogen receptor (ER)	Cyp26b1 ↓	Cytochrome P450 26B1	Involved in learning and memory process
Ubiquitin-protein ligase	Arc ↑	Activity-regulatory cytoskeleton-associated protein	Synaptic plasticity ↓
	p18 ↑	Regulator of mTOR	Synaptic plasticity↓, impaired actin filament remodeling, disrupted PSD95-TrkB signaling in Hipp. Neuron
	Synaptic SK2 ↑	Synaptic small-conductance potassium channel 2	Impaired LTP, neuroplasticity and learning performance
	Alpha-synuclein ↑	A main component of the inclusions	Synaptic plasticity ↓
	PTPA ↑	Activator of protein phosphatase 2A (pp2A)	Defects in dendritic spine maturation, reduction in excitatory synaptic transmission and motor impairment
	Ephexin ↑	A RhoA guanine nucleotide exchange factor, brake on excitatory synapse formation	UBE3A-dependent hippocampal dysfunction
	p27 ↑	Cyclin-dependent kinase (CDK) inhibitor	Cell cycle alteration / could decrease neuronal cell proliferation and inappropriate cell death during development in AS brain
	p53 ↑	Tumor suppressor	-
Dendritic spine malformation and mitochondrial dysfunction	-	Probably related to mTOR pathway	Abnormal dendritic spine dynamics; small CAI hippocampal neurons, dense mitochondria with altered cristae, impaired mitochondrial oxidative phosphorylation (OXPHOS) complex III activity, and reduced synaptic vesicle density, increased mitochondrial superoxide levels, affecting hippocampal LTP and contextual fear memory, excessive free radical production

Two novel approaches to treat Angelman syndrome Targeting entire Angelman syndrome population using two approaches Knockdown of UBE3A-ATS to unsilence paternal allele Gene replacement strategy on UBE3A to mimic maternal UBE3Q allele expression Currently developing both approaches www.frontiersin.org UPD – Uniparental disomy TSHA-106 Angelman Syndrome In neurons, the maternally inherited UBE3A allele is the only active allele, since the paternally inherited UBE3A allele is silenced through cell type–specific imprinting

Knockdown of UBE3A-ATS is established, placing TSHA-106 in a competitive position to advance rapidly

TSHA-106
Angelman Syndrome

- AAV9 viral vector designed for shRNA-mediated knockdown of UBE3A-ATS, the antisense transcript governing the expression of UBE3A through the paternal allele
- First in human study in Angelman syndrome demonstrated that knockdown of UBE3A-ATS to unsilence the paternal allele led to meaningful clinical improvement
  - Five patients treated with an antisense oligonucleotide (ASO) therapy had significant improvement in the Clinical Global Impression (CGI) scale of change in Angelman syndrome after 128 days of treatment
  - CGI-I-AS measures several domains of function, including global, fine motor, gross motor, communication, behavior, and sleep
  - Treatment with the ASO was generally well tolerated but led to SAEs including transient lower extremity weakness in all 5 patients treated
- Gene therapy to unsilence the paternal allele offers a unique profile of advantages
  - One-time dosing
  - Widespread transduction through the CNS using an AAV9 vector
  - Established safety as seen with other intrathecal clinical trials


AAV9 capsid
CNS tropism & favorable safety profile
Enables rapid onset and stable expression
shRNA against the *UBE3A* antisense transcript
scAAV ITR
U6
Anti-*UBE3A*-ATS shRNA
AAV ITR
Drives shRNA expression
Enables rapid onset and stable expression

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TSHA-106 targets UBE3A-ATS transcript through shRNA knockdown TSHA-106 Angelman Syndrome 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 shRNA Candidates UBE3A-ATS UBE3A 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 Folds compared to control Testing in neuroblast cell line demonstrated consistent knockdown of UBE3A-ATS and a subsequent increase in UBE3A expression across 26 distinct shRNA candidates

UBE3A expression following administration of shRNA candidate TSHA-106 Angelman Syndrome

Anticipated next steps for TSHA-106 Evaluate dose response and age response & finalize dose from pharmacology Interventional trial protocol development underway Interim expression and safety data from confirmatory NHP studies TSHA-106 Angelman Syndrome

Q & A Angelman Syndrome TSHA-106

Closing Remarks RA Session II President, Founder & CEO

Focused on achieving anticipated near-term milestones in 2021 and building long-term value

GAN clinical program update, including 3.5×10^{14} total vg cohort
GM2 gangliosidosis preliminary biomarker data in 2H 2021
CLN1 program to dose first patient in 2021 under open IND

4 open IND/CTAs expected by the end of 2021, including Rett syndrome

Initiated construction of internal cGMP facility in 1H 2021

5 additional programs currently in IND-enabling studies
Manufacturing Investor Day July 27, 2021
TSHA-118 CLN1 Investor Day August 2021
TSHA-102 Rett syndrome Investor Day September 2021
Numerous value generating catalysts over the next 18 months

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Upcoming Investor Mini-Series Gene Replacement Manufacturing Investor Day July 27, 2021 TSHA-118 CLN1 Investor DayAugust 2021 TSHA-102 Rett syndrome Investor DaySeptember 2021

Thank you